EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated balance sheet and results of operations of the combined company based upon the historical financial statements of Simulations Plus, Inc. (“SIMPLUS”) and Cognigen Corporation (“COGNIGEN”), after giving effect to the acquisition of COGNIGEN and adjustments described in the following footnotes, and are intended to reflect the impact of this acquisition on SIMPLUS on a pro forma basis.

On September 2, 2014, Cognigen Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of SIMPLUS (“Merger Sub”), merged with and into Cognigen Corporation pursuant to the terms of the Agreement and Plan of Merger, dated July 23, 2014 (the “Merger Agreement”), by and among SIMPLUS, Merger Sub and COGNIGEN, pursuant to which the separate existence of Merger Sub ceased and COGNIGEN continued as the surviving corporation and a wholly owned subsidiary of SIMPLUS. As of the effective time of the merger, all issued and outstanding securities of COGNIGEN were automatically converted and exchanged into the right to receive from SIMPLUS the consideration set forth in the Merger Agreement.

The unaudited pro forma condensed combined balance sheet reflects the acquisition of COGNIGEN as if it had been consummated on May 31, 2014 and includes pro forma adjustments for preliminary valuations by SIMPLUS management of certain tangible and intangible assets as of the acquisition date of September 2, 2014. These adjustments are subject to further revision upon finalization of the transaction, the related intangible asset valuations and fair value determinations.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2013 and for the nine months ended May 31, 2014 combines SIMPLUS’s historical results for the fiscal year ended August 31, 2013 and the nine months ended May 31, 2014 with COGNIGEN’s historical results. The unaudited pro forma statement of operations gives effect to the acquisition as if it had been consummated on September 1, 2012 and 2013, respectively

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. They do not purport to represent what SIMPLUS’s consolidated results of operations and financial position would have been had the transaction actually occurred as of the dates indicated, and they do not purport to project SIMPLUS’s future consolidated results of operations or financial position.

Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the estimated purchase price and to reflect the amounts related to COGNIGEN’s tangible and intangible assets and liabilities at an amount equal to the preliminary estimate of their fair values. The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the acquisition and (2) factually supportable and reasonable under the circumstances. There are no events that are expected to have a continuing impact and therefore, no adjustments to the pro forma condensed combined statement of operations were made in that regard.

The pro forma adjustments reflecting the completion of the acquisition are based upon the acquisition method of accounting in accordance with Accounting Standards Codification, or ASC, 805 “Business Combinations” and the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the estimated purchase price to identifiable assets and liabilities acquired, including an amount for goodwill representing the difference between the purchase price and the fair value of the identifiable assets and liabilities.

The pro forma adjustments are based upon available information and certain assumptions that SIMPLUS believes are reasonable under the circumstances. A final determination of the fair value of the assets acquired and liabilities assumed may differ materially from the preliminary estimates. This final valuation will be based on the actual fair values of tangible and intangible assets and liabilities assumed of COGNIGEN that are acquired as of the date of completion of the acquisition. The final valuation may change the purchase price allocation, which could affect the fair value assigned to the assets acquired and liabilities assumed, and could result in a change to the unaudited pro forma condensed combined financial statements.

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You should read this information in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements included herein;

•	the separate historical audited financial statements of COGNIGEN as of December 31, 2013 and 2012 and for the years then ended included as Exhibit 99.4 to this Current Report on Form 8-K/A (Amendment No. 1);
•	the separate historical unaudited financial statements of SIMPLUS as of May 31, 2014 and for the nine months then ended included in SIMPLUS’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 8, 2014;

•	the separate historical audited financial statements of SIMPLUS as of August 31, 2013 and 2012 and for the years then ended included in SIMPLUS’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 18, 2013; and

•	SIMPLUS’s Current Report on Form 8-K related to its acquisition of COGNIGEN filed with the Securities and Exchange Commission on September 4, 2014.

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SIMULATIONS PLUS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MAY 31, 2014

	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)
	Simulations Plus, Inc.	Cognigen Corporation	Adjustments (NOTE D)	Pro-Forma Combined
ASSETS

Current assets
Cash and cash equivalents	$7,757,972	$478,647	$(2,080,000)	$6,156,619
Prepaid income taxes	946,518	–	–	$946,518
Accounts receivable, net	3,219,743	661,743	–	$3,881,486
Prepaid expenses and other current assets	119,180	–	–	$119,180
Revenues in excess of billings	124,270	612,781	–	$737,051
Deferred income taxes	217,655	–	–	$217,655
Total current assets	12,385,338	1,753,171	(2,080,000)	12,058,509
Long-term assets
Capitalized computer software development costs, net of accumulated amortization	3,358,632		200,000	3,558,632
Property and equipment, net	103,596	472,390	–	575,986
Intellectual property, net of accumulated amortization	6,033,125	–	–	6,033,125
Intangible assets			1,600,000	1,600,000
Goodwill			4,209,571	4,209,571
Other assets	18,445	145,061	–	163,506
Total assets	$21,899,136	$2,370,622	$3,929,571	$28,199,329

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$177,356	$100,323	$–	$277,679
Current portion - LTD		$97,949		$97,949
Accrued payroll and other expenses	349,464	151,794	–	501,258
Accrued bonuses to officers	90,000	–	–	90,000
Accrued income taxes	–	–	–	–
Other Current Liabilities	19,859	–	307,086	326,945
Billings in excess of costs and est earnings on uncompleted contracts	190,480		190,480
Current portion - Contract payable	750,000	–	–	750,000
Deferred revenue	234,671	–	–	234,671
Total current liabilities	1,621,350	540,546	307,086	2,468,982

Long-term liabilities
Deferred income taxes	2,529,371	–	–	2,529,371
Payments due under Contract payable	1,750,000	–	–	1,750,000
Long-Term Debt		153,728		153,728
Holdback Liability Due Sellers			1,854,405	1,854,405
Other long-term liabilities	33,099	154,217	–	187,316
Total liabilities	5,933,820	848,491	2,161,491	8,943,802

Commitments and contingencies

Shareholders' equity
Preferred stock, $0.001 par value
Common stock, $0.001 par value	4,807	–	459	5,266
Additional paid-in capital	6,021,432	13,041	3,276,711	9,311,184
Retained earnings	9,939,077	1,509,090	(1,509,090)	9,939,077

Total shareholders' equity	15,965,316	1,522,131	1,768,080	19,255,527

Total liabilities and shareholders' equity	$21,899,136	$2,370,622	$3,929,571	$28,199,329

See accompanying notes to unaudited pro forma condensed combined financial statements.

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SIMULATIONS PLUS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED MAY 31, 2014

	(Audited)	(Unaudited)	(Unaudited)		(Unaudited)
	Simulations Plus, Inc.	Cognigen Corporation	Adjustments	Note	Pro-Forma Combined

Net sales	$9,463,059	$3,645,752	$–		$13,108,811
Cost of sales	1,168,219	1,704,151	–		2,872,370
Gross profit	8,294,840	1,941,601	–		10,236,441
Operating expenses
Selling, general, and administrative	3,378,950	1,749,489	(86,394)	A	5,042,045
Research and development	750,808	–	–		750,808
Total operating expenses	4,129,758	1,749,489	(86,394)		5,792,853

Income from operations	4,165,082	192,112	86,394		4,443,588

Other income (expense)
Interest income	25,000	2,820	–		27,820
Miscellaneous income		7,264	–		7,264
Gain on currency exchange	35,477	–	–		35,477
Gain on sale of assets	–	(33,396)	–		(33,396)
Interest expense	–	(6,113)	–		(6,113)
Total other income (expense)	60,477	(29,425)	–		31,052

Income before provision for income taxes	4,225,559	162,687	86,394		4,474,640

Provision for income taxes	(1,422,991)	(1,000)	(61,115)	B	(1,485,106)
Net Income	$2,802,568	$161,687	$25,279		$2,989,534

Earnings per share:
Basic	$0.17				$0.18
Diluted	$0.17				$0.18

Weighted-average common shares outstanding
Basic	16,117,198		459,159	C	16,576,357
Diluted	16,361,695		459,159	C	16,820,854

See accompanying notes to unaudited pro forma condensed combined financial statements.

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SIMULATIONS PLUS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 2013

	(Audited)	(Unaudited)	(Unaudited)		(Unaudited)
	Simulations Plus, Inc.	Cognigen Corporation	Adjustments	Note	Pro-Forma Combined

Net sales	$10,070,770	$4,906,392	$–		$14,977,162
Cost of sales	1,646,530	2,327,514	–		3,974,044
Gross profit	8,424,240	2,578,878	–		11,003,118
Operating expenses
Selling, general, and administrative	3,549,495	2,286,944	(9,101)	A	5,827,338
Research and development	802,374	–	–		802,374
Total operating expenses	4,351,869	2,286,944	(9,101)		6,629,712

Income from operations	4,072,371	291,934	9,101		4,373,406

Other income (expense)
Interest income	49,492	3,978	–		53,470
Miscellaneous income	35,488	–	–		35,488
Gain on currency exchange	99,429	–	–		99,429
Gain on sale of assets	–	–	–		–
Interest expense	–	(5,312)	–		(5,312)
Total other income (expense)	184,409	(1,334)	–		183,075

Income from operations before provision for income taxes	4,256,780	290,600	9,101		4,556,481

Provision for income taxes	(1,370,182)	(1,000)	(113,886)	B	(1,485,068)
Net Income	$2,886,598	$289,600	$(104,785)		$3,071,413

Earnings per share:
Basic	$0.18				$0.19
Diluted	$0.18				$0.18

Weighted-average common shares outstanding
Basic	15,996,432		491,159	C	16,487,591
Diluted	16,319,983		491,159	C	16,811,142

See accompanying notes to unaudited pro forma condensed combined financial statements.

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SIMULATIONS PLUS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

The acquisition method of accounting under U.S. GAAP requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values at the acquisition date. Fair value is defined under U.S. GAAP as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Market participants are assumed to be buyers and sellers in the principal (or most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. Fair value measurements can be highly subjective and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. Accordingly, the assets acquired and liabilities assumed were recorded at their respective fair values and added to those of SIMPLUS.

2. Acquisition of COGNIGEN

On September 2, 2014, COGNIGEN, a private company provider of population modeling and simulation contract research services for the pharmaceutical and biotechnology industries, became a wholly owned subsidiary of SIMPLUS pursuant to the terms of the Agreement and Plan of Merger, dated July 23, 2014 (the “Merger Agreement”), by and among SIMPLUS, Cognigen Acquisition Corporation, a wholly owned subsidiary of SIMPLUS, and COGNIGEN. The merger is accounted for under the acquisition method of accounting.

As consideration for the merger, all shares of COGNIGEN common stock outstanding immediately prior to the effective time of the merger were cancelled and automatically converted into the right to receive cash and shares of SIMPLUS’s common stock, in the aggregate, as follows:

(i)	On September 2, 2014, SIMPLUS paid the former shareholders of COGNIGEN a total of $5,200,000, comprised of cash in the amount of $2,080,000 and the issuance of $3,120,000 worth of shares of SIMPLUS common stock (491,159 shares valued at approximately $6.35 dollars per share based upon the volume-weighted average closing price (the “Average Price”) of such shares for the thirty (30)-consecutive-trading-day period ending two trading days prior to September 2, 2014). The Merger Agreement provides for a two-year market stand-off period in which the newly-issued shares may not be sold by the recipients thereof, and

(ii)	Within three business days following the second anniversary of the date of the Merger Agreement and subject to any offsets, SIMPLUS will pay $1,800,000 of holdback consideration, comprised of cash in the amount of $720,000 and the issuance of $1,080,000 worth of shares of SIMPLUS common stock (170,014 shares based on the original Average Price of approximately $6.35).

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Under the acquisition method of accounting, the total estimated purchase price is allocated to COGNIGEN’s tangible and intangible assets and liabilities based on their estimated fair values at the date of the completion of the acquisition (September 2, 2014). The following table summarizes the preliminary allocation of the purchase price for COGNIGEN:

Assets acquired	$2,199,579
Estimated value of software acquired	200,000
Estimated value of Intangibles acquired	1,600,000
Estimated amount due to sellers-Working Capital Adjustment	(307,086)
Liabilities assumed	(644,499)
Goodwill	4,209,571

Total Consideration	$7,257,565

3. Pro Forma Condensed Financial Statements

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company based upon the historical financial statements of SIMPLUS and COGNIGEN, after giving effect to the COGNIGEN acquisition and adjustments described in the following footnotes, and are intended to reflect the impact of this acquisition on SIMPLUS on a pro forma basis.

The unaudited pro forma condensed combined balance sheet reflects the acquisition of COGNIGEN as if it has been consummated on May 31, 2014 and includes pro forma adjustments for preliminary valuations by SIMPLUS management of certain tangible and intangible assets as of the acquisition date of September 2, 2014. These adjustments are subject to further revision upon finalization of the fair value determinations.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2013 and the nine months ended May 31, 2014 combines SIMPLUS’s historical results for the fiscal year ended August 31 2013 and the nine months ended May 31, 2014 with COGNIGEN historical results for same periods. The unaudited pro forma statement of operations gives effect to the acquisition as if it had taken place on September 1, 2012 and 2013, respectively.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only.

4. Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the estimated purchase price and to reflect amounts related to COGNIGEN’s net tangible and intangible assets and liabilities at an amount equal to the preliminary estimate of their fair values. The intangible assets identified were customer lists and the trade name valued at $1,100,000 and $500,000, respectively. The trade name is capitalized on the balance sheet until it is either abandoned or written off.

There were no significant intercompany balances and transactions between SIMPLUS and COGNIGEN at the dates and for the period of these pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements do not include any adjustments for liabilities that will result from integration activities related to the COGNIGEN acquisition. Additional assets or liabilities may be recorded that could affect amounts in the unaudited pro forma condensed combined financial statements. During the measurement period, any such adjustments to provisional amounts would increase or decrease goodwill. Adjustments that occur after the end of the measurement period will be recognized in the post-combination current period operations.

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The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

Note	Adjustments to Operating Expenses	Nine Months Ended May 31, 2014	Fiscal Year Ended August 31, 2013

A	Amortization of Value of Software Assets Acquired	$ (30,000)	$ (40,000)
	Acquisition transaction costs posted by Simulations Plus and Cognigen Corporation during the period	162,000	0
	Difference in Depreciation based on Estimated Fair Market Value of Assets Acquired vs. Depreciation Recorded by Cognigen Corporation for the period	58,519	186,601
	Amortization of Intangible assets acquired	(103,125)	(137,500)
	Adjustments to Selling, General and Admin Expenses	$ 86,394	$ 9,101

B	Estimated income taxes on proforma Cognigen income(Cognigen was an S-Corporation)	$ (61,115)	$ (113,886)

C	Weighted average common shares outstanding represents the 491,159 common shares issued at closing and does not include the holdback shares of 170,014 that will be issued at the end of the two year holdback period

Note	Proforma balance sheet adjustments	May 31, 2014

D	Cash paid at Closing	$ (2,080,000)
	Estimated Value of Software Acquired	200,000
	Estimated value of Intangibles acquired	1,600,000
	Estimated amount due to sellers-Working Capital Adjustment	(307,086)
	Estimated amount of Holdback liabilities due 2 years from purchase	(1,854,405)
	Value of stock issued at September 2, 2014	(3,277,170)
	Net value of Operating assets, net of liabilities including the elimination of historic equity of Cognigen as of May 31, 2014	1,509,090

	Estimated Goodwill Acquired	$ 4,209,571

	All Debt was paid off by seller at the close on September 2, 2014, no bank debt was assumed in the transaction.

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5. Pro Forma Earnings per Share

Shares used to calculate unaudited pro forma combined basic and diluted net loss per share are based on the sum of the following:

a.	The number of SIMPLUS weighted-average shares used in computing historical net loss per share, basic and diluted; and
b.	The number of SIMPLUS common shares issued to the former stockholders of COGNIGEN on September 2, 2014, as initial consideration for the acquisition.

6. Transaction Costs

For the nine months ended May 31, 2014, transaction costs incurred related to the acquisition of COGNIGEN totaled $162,000, $88,000 and $74,000 of which were incurred by SIMPLUS and COGNIGEN, respectively. These costs have been recorded as a pro forma adjustment to reduce general and administrative expenses in the statement of operations for the nine months ended May 31, 2014. $188,000 was incurred in the period between June 1, 2014 and August 31, 2014, of which $135,000 were SIMPLUS expenses. The combined company expects to incur approximately $775,000 in direct transaction costs in connection with the acquisition. The remaining $425,000 will be incurred and expensed in the fiscal year ending August 31, 2015.

The combined company may incur additional one-time charges to operations that SIMPLUS cannot reasonably estimate, in the quarter in which the acquisition is completed or the following quarters, to reflect costs associated with integrating the two businesses. In addition, the combined company may incur additional charges relating to the transaction in subsequent periods, which could have a material impact on the combined company’s financial position or results of operations.

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